Exhibit 10.1

RYU APPAREL INC.
(the “Issuer”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(SHARES – CANADIAN TSX VENTURE EXCHANGE LISTED ISSUER)

INSTRUCTIONS TO SUBSCRIBER

1.	You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.
If you are resident in Canada, you must complete and sign Exhibit A “Canadian Investor Questionnaire” that starts on page 14. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws.

3.
If you are a “U.S. Purchaser”, as defined in Exhibit B, you must complete and sign BOTH (1) Exhibit A “Canadian Investor Questionnaire” that starts on page 14 AND (2) Exhibit B “United States Accredited Investor Questionnaire” that starts on page 19.

4.
Unless you are subscribing through a person registered as broker, an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions) or you are subscribing directly from the Issuer without involvement of a finder, you must complete and sign Exhibit C “Risk Acknowledgement Form” that starts on page 24.

5.
If you are not an individual (that is, the purchaser is a corporation, partnership, trust or entity other than an individual) or you are a portfolio manager, then complete and sign Exhibit D “Corporate Placee Registration Form” (Form 4C) that starts on page 25.  If you have previously submitted this form to the TSX Venture Exchange, and there have been no changes to its content, then please check the box to that effect on page 2.

6.
If you are paying for your subscription with funds drawn from a Canadian bank, you may pay by certified cheque or bank draft drawn on a Canadian chartered bank or by wire transfer to legal counsel for the Issuer pursuant to the wiring instructions set out in Exhibit F that is on page 28. If the funds are wired or sent to the Issuer’s lawyers, the Subscriber irrevocably authorizes such lawyers to immediately deliver the funds to the Issuer upon receipt of the funds from the Subscriber.  If you are paying for your subscription with funds drawn on any source other than a Canadian chartered bank, you may only pay by wire transfer to the legal counsel for the Issuer pursuant to the wiring instructions set out in Exhibit F that is on page 28. You agree that any non-Canadian funds wired will be automatically converted into Canadian funds and the Canadian dollar equivalent will be used for your subscription.

RYU APPAREL INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from RYU APPAREL INC. (the “Issuer”) that number of common shares of the Issuer (each, a “Share”) set out below at a price of $0.30 per Share.  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Shares”.

Subscriber Information		Shares to be Purchased
(Name of Subscriber)		(Number of Shares)

Account Reference (if applicable):

X		Total Subscription Price:
(Signature of Subscriber – if the Subscriber is an Individual)		(the “Subscription Amount”, plus wire fees if applicable)

X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)		Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)
(Name of Disclosed Principal)

(SIN, SSN, or other Tax Identification Number of the Subscriber)
(Address of Disclosed Principal)

(Subscriber’s Address, including postal or zip code)
(Account Reference, if applicable)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)
(Telephone Number)	(Email Address)

Register the Shares as set forth below:	Deliver the Shares as set forth below:

(Name to Appear on Share Certificate)	(Attention - Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Street Address, including postal or zip code – no PO Boxes permitted)
(Address, including postal or zip code)

(Telephone Number)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by, the Subscriber, if any (i.e., shares, warrants, options):	1. State whether the Subscriber is an Insider of the Issuer: Yes ☐ No ☐
2. State whether the Subscriber is a member of the Pro Group: Yes ☐ No ☐
3. State whether the Subscriber has a current Form 4C on file with the TSX Venture Exchange (if not an individual): Yes ☐ No ☐
4. State whether the Subscriber is a registrant: Yes ☐ No ☐

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the ____ day of _______________________, 2015 (the “Closing Date”).

RYU APPAREL INC.

Per:
Authorized Signatory

Address:	1672 West 2nd Avenue
Vancouver, BC V6J 1H4
Email:	info@ryu.com
Attention:	Marcello Leone

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

1.	Subscription

1.1                       On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Shares as is set forth on page 2 of this Agreement at a price of $0.30 per Share for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Shares to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.

1.2                       The Subscriber acknowledges that the Shares have been offered to the Subscriber as part of an offering by the Issuer of additional Shares to other subscribers (the “Offering”).

1.3                       All dollar amounts referred to in this Agreement are in lawful money of Canada, unless otherwise indicated.

2.	Payment

2.1                        The Subscription Amount must accompany this Subscription and shall be paid by: (i) if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, a certified cheque or bank draft drawn on a Canadian chartered bank or by wire to the legal counsel for the Issuer pursuant to the wiring instructions set out in Exhibit F on page 28; or (ii) if the Subscriber is drawing funds from any source other than a Canadian chartered bank to pay for this Subscription, then only by wire transfer to the legal counsel for the Issuer pursuant to the wiring instructions set out in Exhibit F on page 28.  The Subscriber agrees that any non-Canadian funds wired will be automatically converted into Canadian funds and the Canadian dollar equivalent will be used for the Subscription.

2.2                        If the Subscription Amount is wired or sent to the Issuer’s Counsel, the Subscriber irrevocably authorizes the Issuer’s Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer’s Counsel to the Issuer prior to the closing of the Offering (the “Closing”). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.

2.3                        The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer.  In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3.	Documents Required from Subscriber

3.1                        The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;

(b)	the Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A that starts on page 14;

(c)
if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the “U.S. Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit B that starts on page 19;

(d)
if the Subscriber is not subscribing through a person registered as a broker or an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions) or the Subscriber is acquiring the Shares directly from the Issuer without involvement of a finder, the “Risk Acknowledgement Form” attached as Exhibit C that is on page 24;

(e)
if the Subscriber is not an individual or is a portfolio manager and does not have a current Corporate Placee Registration Form on file with the Exchange, the Corporate Placee Registration Form attached as Exhibit D that starts on page 25, unless the Subscriber has previously submitted this form to the TSX Venture Exchange (the “Exchange”), there have been no changes to its content, and the Subscriber has checked the box to that effect on page 2 of this Agreement; and

(f)	such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2                       As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3                       The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.	Conditions and Closing

4.1                       The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion.  The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2                       The Closing is conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering;

(b)
the issue and sale of the Shares being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities laws relating to the sale of the Shares, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum; and

(c)	the Issuer having obtained approval of the Exchange for the Offering.

4.3                       The Subscriber acknowledges that the certificates representing the Shares will be available for delivery within two business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.	Acknowledgements and Agreements of the Subscriber

5.1                        The Subscriber acknowledges and agrees that:

(a)
none of the Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;

(c)
the Issuer will refuse to register the transfer of any of the Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)
the decision to execute this Agreement and acquire the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions (collectively, the “Public Record”);

(e)
the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)	there are risks associated with the purchase of the Shares, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(g)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)
a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agency agreement;

(i)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j)
the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k)
all of the information which the Subscriber has provided to the Issuer is correct and complete, and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l)
the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(m)
any resale of the Shares by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Shares;

(n)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii)	applicable resale restrictions;

(o)
there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Shares;

(p)
the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Shares setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.]

and, if applicable:

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [four months and one day from the Closing Date.];

(q)
the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Shares pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(s)	there is no government or other insurance covering any of the Shares; and

(t)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason whatsoever.

6.	Representations and Warranties of the Subscriber

6.1                       The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	unless the Subscriber has completed Exhibit B, the Subscriber is not a U.S. Person;

(b)	the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c)	if the Subscriber is resident outside of Canada:

(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Shares,

(ii)
the Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)
the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Shares,

(iv)	the purchase of the Shares by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)
the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(d)
the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)	the Subscriber has received and carefully read this Agreement;

(h)
the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(i)
the Subscriber has made an independent examination and investigation of an investment in the Shares and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Shares and the Issuer;

(j)	the Subscriber is not an underwriter of, or dealer in, any of the Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(k)
the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(l)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Shares,

(ii)	that any person will refund the purchase price of any of the Shares, or

(iii)	as to the future price or value of any of the Shares.

6.2                        In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.	Representations and Warranties will be Relied Upon by the Issuer

7.1                       The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Shares under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8.	Acknowledgement and Waiver

8.1                       The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of the Public Record.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

9.	Collection of Personal Information

9.1                       The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including the Issuer’s Counsel.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and for the purposes described in Exhibit E to this Agreement and to the retention of such personal information for as long as permitted or required by applicable laws.  Notwithstanding that the Subscriber may be purchasing the Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)
the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of Shares or other securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber, the total Subscription Amount paid for the Shares, the prospectus exemption relied on by the Issuer and the date of distribution of the Shares;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d)
the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON  M5H 3S8
Telephone:  (416) 593-8086.

10.	Costs

10.1                      The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares will be borne by the Subscriber.

11.	Governing Law

11.1                      This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

12.	Survival

12.1                      This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

13.	Assignment

13.1                      This Agreement is not transferable or assignable.

14.	Severability

14.1                      The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

15.	Entire Agreement

15.1                      Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

16.	Notices

16.1                      All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

17.	Counterparts and Electronic Means

17.1                      This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

18.	Exhibits

18.1                      The exhibits attached hereto form part of this Agreement.

19.	Indemnity

19.1                      The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:           RYU APPAREL INC. (the “Issuer”)

RE:           Purchase of common shares (the “Shares”) of the Issuer

Capitalized terms used in this Canadian Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Shares as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, will be referred herein as the “Subscriber”) of the Shares, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)
is purchasing the Shares as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A)	is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island

☐ British Columbia	☐ Nova Scotia	☐ Quebec

☐ Manitoba	☐ Ontario	☐ Saskatchewan

☐ Newfoundland and Labrador

☐ United States: _________________________ (List State of Residence)

or

(B)	☐ is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Shares.

In connection with the purchase of the Shares of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that:

I.	ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying one of the following criterion (please initial or place a check-mark on the appropriate line below):

FOR INDIVIDUALS (i.e. a natural person and not a corporation, partnership, trust or other entity)

☐
(i)       an individual who, either alone or with a spouse, beneficially owns financial assets (please see the definition below regarding what are financial assets) having an aggregate realizable value that before taxes, but net of any related liabilities (please see the definition below regarding what are related liabilities), exceeds $1,000,000,

☐
(ii)      an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐	(iii) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

☐
(iv)     a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (iv),

☐
(v)      a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

REGISTERED DEALERS

☐
(vi)    a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(vii) an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (vi) in form and function,

☐	(viii) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (vi),

☐	(ix) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,

☐
(x)      a person acting on behalf of a fully managed account managed by that person, if that person

(A)  is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(B)  in Ontario, is purchasing a security that is not a security of an investment fund,

INVESTMENT FUNDS

☐
(xi)    an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐
(xii)    an investment fund that distributes or has distributed its securities only to:

(A)     a person that is or was an accredited investor at the time of the distribution,

(B)     a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(C)     a person described in paragraph (A) or (B) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

OTHER CATEGORIES

☐
(xiii)    a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐
(xiv)   a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(xv) a Canadian financial institution, or a Schedule III bank.

☐	(xvi) other: _________________________________________________________________________

OR

II.	ALL SUBSCRIBERS PURCHASING UNDER THE MINIMUM AMOUNT INVESTMENT

☐
(i)    the Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person;

(ii)    the Shares have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing of the Offering; and

(iii)
the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Shares.

For the purposes hereof:

(a)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(b)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(c)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(d)
“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(e)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(f)	“person” includes

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(g)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

(h)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(i)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Shares and acknowledges that they will survive the completion of the issue of the Shares. The Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada.

The Subscriber acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Shares and that this certificate is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Shares.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

DATED as of _______ day of __________________, 201                                                                                                .

Print Name of Subscriber (or person signing as agent)

By:
Signature

Title

EXHIBIT B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers.  A “U.S. Purchaser” is (a) any U.S. Person, (b) any person purchasing the Shares on behalf of any U.S. Person, (c) any person that receives or received an offer of the Shares while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Shares have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Shares are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Shares are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D.  The Shares offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.	it is not resident in Canada;

2.
it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment;

3.
the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares;

4.
it is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

5.
it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

6.
if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________
a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds US $1,000,000, calculated by (i) not including the person’s primary residence as an asset; (ii) not including indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) including indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the securities as a liability,

___________
a natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):
___________
an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000,

___________
a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),

___________
a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 above.

8.
it has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.	if the Subscriber decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Issuer,

(b)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)
the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)	the Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)	it has prior to such sale pursuant to subsection (c) or (d) furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.
it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RYU APPAREL INC. (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO SUCH EFFECT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

Delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets. If the Issuer is a “foreign issuer” with no “substantial U.S. market interest” (all within the meaning of Regulation S under the 1933 Act) at the time of sale, a new certificate, which will constitute “good delivery”, will be made available to the purchaser upon provision by the Subscriber of a declaration together with such other evidence of the availability of an exemption as the Issuer or its transfer agent may reasonably require;

11.
it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Shares. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

12.
it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

13.
it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Agreement;

14.
it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Shares were offered or the Agreement was executed;

15.	it understands that the Issuer has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder); and

16.	it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Shares.

Dated _____________________________, 20____.
X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT C

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement under BCI 32-513
Registration exemption for trades
in connection with certain prospectus-exempt distributions

Name of Issuer: ______________________________________

Name of Seller: _______________________________________

I acknowledge that

o             the person selling me these securities is not registered with a securities regulatory authority and is prohibited from telling me that this investment is suitable for me;

o             the person selling me these securities does not act for me;

o             this is a risky investment and I could lose all my money;

o             the person selling me these securities has not provided financial services to me other than in connection with a Prospectus-Exempt Distribution;

o             the person selling me these securities does not hold or have access to my assets;

o             I am investing entirely at my own risk.

Date

_____________________________
Signature of Subscriber

_____________________________
Print name of Subscriber

______________________________________
Name of salesperson acting on behalf of seller

Sign two copies of this document. Keep one copy for your records.

National Instrument 45-106 Prospectus and Registration Exemptions may require you to sign an additional risk acknowledgement form.  If you want advice about the merits of this investment and whether these securities are a suitable investment for you, contact a registered adviser or dealer.

EXHIBIT D

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B.  The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates.  If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers.  If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name:

(b)	Complete Address:

(c)	Jurisdiction of Incorporation or Creation:

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)?

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada:
(Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)
it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)
it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)
it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

*   If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.           Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at                                                                                   on

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

EXHIBIT E

ACKNOWLEDGEMENT – PERSONAL INFORMATION

1.
TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about each individual;

(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

(f)	to conduct enforcement proceedings; and

(g)
to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

2.
The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the British Columbia Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, 12th Floor, 701 West Georgia Street, Box 10142, Vancouver, BC V7Y 1L2, phone: (604) 899-6854.

EXHIBIT F

CANADIAN DOLLAR WIRE INSTRUCTIONS
FOR ALL COUNTRIES/JURISDICTIONS

INSTRUCTIONS FOR WIRING FUNDS TO CLARK WILSON LLP

HSBC BANK CANADA 885 WEST GEORGIA STREET VANCOUVER, BC V6C 3G1
ACCOUNT NAME: CDN TRUST ACCOUNT NO.: TRANSIT NO.: BANK CODE: SWIFT NO.:

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE
YOUR NAME AND OUR FILE NUMBER  39149-0001/CZM

PLEASE ENSURE THAT APPLICABLE WIRE FUNDS FOR YOUR BANK AND $25.00 FOR THE RECEIVING BANK’S WIRE CHARGES ARE ADDED TO YOUR WIRED SUBSCRIPTION AMOUNT.